                                                                EXHIBIT 10.11(a)

                                 AMENDMENT NO. 2
                                     TO THE
                        NATIONAL SERVICE INDUSTRIES, INC.
                     EXECUTIVES' DEFERRED COMPENSATION PLAN
                 (As Amended And Restated As Of October 4, 2000)


         THIS AMENDMENT made as of the 31st day of August, 2001, by National Service Industries, Inc., a Delaware corporation ("NSI");

                              W I T N E S S E T H:

         WHEREAS, NSI has previously established the National Service Industries, Inc. Executives' Deferred Compensation Plan (the "Plan") for the benefit of its eligible employees and their beneficiaries; and

         WHEREAS, effective as of August 31, 2001, NSI will restructure its business operations and form several new subsidiary corporations; and

         WHEREAS, NSI desires to amend the Plan in connection with the restructuring; and

         WHEREAS, the Plan is hereby amended as follows:

                                       1.

         The Plan is hereby amended by incorporating the following as the new Appendix A:

                                   "Appendix A
                               Adopting Employers

         National Service Industries, Inc. (CA) f/k/a NSI Enterprises, Inc. L&C Spinco, Inc.
         The Zep Group, Inc.
         L&C Lighting Group, Inc."

                                       2.

         This Amendment shall be effective August 31, 2001.

                                       3.

         Except as provided herein, the provisions of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, NSI has caused this Amendment No. 2 to be executed by its duly authorized corporate officers as of the date and year first written above.


ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC.



By: /s/ Carol E. Morgan                     By: /s/ Kenyon W. Murphy
   -------------------------                   --------------------------------